EXHIBIT 32.1

CERTIFICATION OF CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350

(Adopted Pursuant to Section 906 of Sarbanes-Oxley Act of 2002)

Pursuant to section 1350 of chapter 63 of title 18 of the United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Owen Kratz, as President and Chief Executive Officer, and Anthony Tripodo, as Executive Vice President and Chief Financial Officer, each hereby certifies that the Quarterly Report of Helix Energy Solutions Group, Inc. (“Helix”) on Form 10-Q for the period ended June 30, 2012, as filed with the Securities and Exchange Commission on the date hereof (the “Report”):

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Helix.

Date: July 25, 2012

/s/ Owne Kratz
Owen Kratz
President and Chief Executive Officer

Date: July 25, 2012

/s/ Anthony Tripodo
Anthony Tripodo
Executive Vice President and Chief Financial Officer